Exhibit 99.1

NOTE AMENDMENT AND EXTENSION AGREEMENT

I

PARTIES

THIS NOTE AMENDMENT AND EXTENSION AGREEMENT (the “Amendment”) is entered into as of the _____________ (the “Effective Date”), by and between _________ (“Holder”); and, AMERICAN BATTERY MATERIALS, INC., a Delaware corporation (“ABM”). ABM and Holder are sometimes referred to collectively herein as the “Parties”, and each individually as a “Party”.

II

RECITALS

A.	ABM has previously issued Holder a $_________ convertible note dated _______, 2023 (the “Note”). All capitalized terms not otherwise defined herein shall have the same meaning as in the Note.

B.	The Note was previously amended on __________, 2023 (the “Prior Amendment”).

C.	The Parties have agreed to amend certain provisions of the Note and the Prior Amendment, while respecting all other terms and conditions of the Note.

D.	The Parties recognize and agree that upon execution, this Amendment will represent a legally enforceable contract by and between the Parties.

E.	NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

III

DEFINED TERMS AND INTERPRETATION

3.1 Defined Terms in this Amendment. Terms specifically defined herein shall have meanings so given them. The following shall also apply to capitalized terms herein:

3.1.1. Common Stock. “Common Stock” means the common stock of ABM as such exists as of the Effective Date or other securities of ABM into which such common stock shall hereafter be changed or reclassified.

3.1.2. Obligations. “Obligations” means each and every of the obligations of ABM under the Note, the Prior Amendment, and this Amendment, which obligations include, without limitation, payment and performance of under the Note and the obligations of ABM under this Amendment.

3.1.3. Securities Act. “Securities Act” means the Securities Act of 1933, as amended from time-to-time, and the rules and regulations promulgated thereunder.

3.1.4. Undefined Terms. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note.

3.1.5. Uplist. “Uplist” means any transaction resulting in the Common Stock being traded on a higher exchange, exclusive of the OTCQB.

3.1.6. Additional Definitions. For purposes of this Amendment, (i) those words, names, or terms which are specifically defined herein shall have the meaning specifically ascribed to them; (ii) wherever from the context it appears appropriate, each term stated either in the singular or plural shall include the singular and plural; (iii) wherever from the context it appears appropriate, the masculine, feminine, or neuter gender, shall each include the others; (iv) the words “hereof”, “herein”, “hereunder”, and words of similar import, when used in this Amendment, shall refer to this Amendment as a whole, and not to any particular provision of this Amendment; (v) all references to “Dollars” or “$” shall be construed as being United States Dollars; (vi) the term “including” is not limiting and means “including without limitation”; and, (vii) all references to all statutes, statutory provisions, regulations, or similar administrative provisions shall be construed as a reference to such statute, statutory provision, regulation, or similar administrative provision as in force at the date of this Amendment and as may be subsequently amended.

3.2 Conflicting Terms. In the event of any conflict or inconsistency between this Amendment and the Note or the Prior Amendment, the terms of this Amendment shall expressly control.

IV

CONFIRMATION OF OBLIGATIONS; AMENDED AND NEW COVENANTS

4.1 Original Principal; Absence of Certain Rights. ABM hereby acknowledges and agrees that as of the Effective Date, (i) the Original Principal (prior to the increase under Section 4.1, below) is $_______; (ii) accrued interest is $_______ and, (iii) ABM has no right of offset, defense, or counterclaim under the Note.

4.2 Extended Maturity Date. The Maturity Date of the Note shall now be the earlier of (i) ________ YYYY; or, (ii) the closing of an Uplist.

4.3 Increase in Principal Amount Due Under the Note. As additional consideration for the extension of the Maturity Date, the Principal Amount due under the Note shall be increased $______, resulting in an aggregate balance of $_______.

4.4 Increase in Interest Rate. As additional consideration for the extension of the Maturity Date, the interest rate under the Note is increased to 10% beginning on the Effective Date.

4.5 Limitation on Conversions. The Holder shall not effect a conversion under the Note until the earlier of (i) the Uplist or (ii) _______, YYYY.

4.6 Continued Effectiveness. Except as otherwise expressly set forth in this Amendment, the terms of the Note remain unchanged, and the Note shall remain in full force and effect and is hereby confirmed and ratified. Except as otherwise expressly provided herein, this Amendment will not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Note; or, (ii) to prejudice any right or rights which the Parties may now have or may have in the future under or in connection with the Note or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented, or otherwise modified from time-to-time.

4.7 No Novation. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation, or release of the Note, or, except as otherwise expressly provided herein, a waiver by Holder of any of its rights or remedies under the Note, at law or in equity.

4.8 No Waiver of Future Events of Defaults. Upon entering into this Amendment, Holder hereby waives all Events of Default, known or unknown to Holder, by ABM prior to the Effective Date, though expressly only up to and until the Maturity Date, as extended hereunder. Thereafter, no such waiver of any kind shall be inferred or actual.

4.9 No Dilutive Issuance. The issuance of the Commitment Shares hereunder and in similar amendment and extension agreements concurrently entered into by the Company, will not (i) be deemed a dilutive issuance with regard to Holder, including, without limitation, under the Note; and, (ii) trigger any other rights, preferences, or adjustments to which Holder may be entitled under the Note or any other agreement or security issued by ABM in favor of Holder or otherwise acquired by Holder.

4.10 Waiver; Course of Dealing. No failure by any Party to insist on the strict performance of any covenant, duty, agreement, or condition of the Note or to exercise any right or remedy on an Event of Default shall constitute a waiver of any such breach or of any other covenant, duty, agreement, or condition. Further, no course of dealing between the Parties, or any failure to exercise, or any delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power, or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

4.11 Retained Rights. Except as expressly provided herein, the execution and delivery of this Amendment shall not: (a) constitute an extension, modification, or waiver of any aspect of the Note; (b) extend the terms of any of the Note or the due date of any of the Obligations; (c) give rise to any obligation on the part of Holder to extend, modify, or waive any term or condition of the Note; (d) give rise to any defenses or counterclaims to the right of Holder to compel payment of the Obligations or to otherwise enforce its rights and remedies under the Note; or, (e) establish a custom or course of dealing between or among ABM and Holder. Except as expressly limited herein, Holder hereby expressly reserves all of its rights and remedies under the Note and the Purchase Agreement and under applicable law.

4.12 Breach. A breach of this Amendment shall be deemed to be an Event of Default under the Note, entitling the damaged Party to all remedies available under the Note.

V

COMMITMENT SHARES

5.1 Issuance of Commitment Shares. As additional consideration hereunder, the Parties agree that upon full execution of this Amendment, ABM shall arrange for the issuance of _________ (##,###) shares of Common Stock (the “Commitment Shares”), which shall be issued by ABM’s transfer agent to Holder in book entry format within ten (10) business day after full execution of this Agreement.

5.2 Status of Commitment Shares. All Commitment Shares issued to Holder hereunder will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof, with Holder being entitled to all rights accorded to a holder of Common Stock. None of the Commitment Shares will be subject to pre-emptive rights or other similar rights of stockholders of ABM, and will not impose personal liability upon Holder, other than restrictions on transfer under the Securities Act.

VI

REPRESENTATIONS AND WARRANTIES

6.1 ABM. ABM hereby represents and warrants to Holder as follows as of the Effective Date:

(a) The execution, delivery, and performance of this Amendment by ABM is within ABM’s corporate power and has been duly authorized by all necessary corporate action.

(b) This Amendment constitutes a valid and legally binding agreement enforceable against ABM in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, and other laws affecting creditors’ rights generally and to general equitable principles.

(c) The Note constitutes a valid and legally binding obligation of ABM, enforceable against ABM in accordance with the terms thereof subject to the effects of bankruptcy, insolvency, fraudulent conveyance, and other laws affecting creditors’ rights generally and to general equitable principles.

6.2 Holder. Holder hereby represents and warrants to ABM as follows as of the Effective Date:

(a) Holder is (i) an “accredited investor” as that term is defined in Rule 501 under the Securities Act; (ii) experienced in making investments of the kind described in this Amendment and the related documents; and, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by ABM or any of its Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Amendment, and the related documents, and to evaluate the merits and risks of entering in to this Amendment.

(b) This Amendment, and the transactions contemplated thereby, have been duly and validly authorized, executed, and delivered on behalf of Holder and are valid and binding agreements of Holder enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, and other laws affecting creditors’ rights generally and to general equitable principles.

(c) Holder is not relying on any oral representations made by ABM or any of its agents.

VII

ADDITIONAL PROVISIONS

7.1 Executed Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that all Parties need not sign the same counterpart. In the event that any signature is delivered by Fax or E-Mail, such signature shall create a valid and binding obligation of that Party (or on whose behalf such signature is executed) with the same force and effect as an original thereof. Any photographic, photocopy, or similar reproduction copy of this Amendment, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as if it were an executed counterpart of this Amendment.

7.2 No Third Party Beneficiaries. This Amendment has been entered into solely by and between the Parties, solely for their benefit. There is no intent by either Party to create or establish a third party beneficiary to this Amendment, and no such third party shall have any right to enforce any right, claim, or cause of action created or established under this Amendment.

7.3 Further Assurances. Each Party agrees (i) to furnish upon request to each other Party such further information; (ii) to execute and deliver to each other Party such other documents; and, (iii) to do such other acts and things, all as another Party may reasonably request for the purpose of carrying out the intent of this Amendment and the transactions envisioned hereunder. However, this provision shall not require that any additional representations or warranties be made and no Party shall be required to incur any material expense or potential exposure to legal liability pursuant to this Section 7.3.

7.4 Best Efforts. Each Party shall cooperate in good faith with the other Parties generally, and in particular, the Parties shall use and exercise their best efforts, taking all reasonable, ordinary and necessary measures to ensure an orderly and smooth relationship under this Amendment, and further agree to work together and negotiate in good faith to resolve any differences or problems which may arise in the future. However, the obligations under this Section 7.4 shall not include any obligation to incur substantial expense or liability.

7.5 Incorporation by Reference. The Parties expressly agree to be bound by the provisions of Article IV of the Note (Miscellaneous), as if expressly included herein, and that such provisions are incorporated herein by reference and shall apply to this Amendment, mutatis mutandis.

VIII

EXECUTION

IN WITNESS WHEREOF, this Amendment has been duly executed by the Parties and shall be effective as of and on the Effective Date. Each undersigned Party hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Amendment, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Amendment.

HOLDER:	ABM:

AMERICAN BATTERY MATERIALS, INC.,
a Delaware corporation

BY:	BY:

DATED:	NAME:

TITLE:

DATED:

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